Exhibit 10.5

                        YEAR 2000 UNIONBANCAL CORPORATION
                              MANAGEMENT STOCK PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             NON-EMPLOYEE DIRECTORS


This Agreement is made as of the Grant Date, (the "Grant Date") as set forth on the Certificate of Stock Option Grant available from the Smith Barney Stock Plan Services website (WWW.ASTSTOCKPLAN.COM) (the "Certificate") between UnionBanCal Corporation (the "Company") and the Optionee.

                                   WITNESSETH:

WHEREAS, the Company has adopted the Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan") as an amendment and restatement of the predecessor UnionBanCal Corporation Management Stock Plan authorizing the issuance of options to purchase the common stock of the Company ("Stock") to eligible individuals in connection with the performance of services for the Company and its Subsidiaries (as defined in the Plan). The Plan is administered by the Executive Compensation and Benefits Committee ("Committee") of the Company's Board of Directors and is incorporated in this Agreement by reference and made a part of it; and

WHEREAS, the Company regards Optionee as a valuable contributor to the Company, and has determined that it would be to the advantage and interest of the Company and its shareholders to grant the options provided for in this Agreement to Optionee as an incentive for increased efforts during such service;

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants herein contained, the parties to this Agreement hereby agree as follows:

1. (a) OPTION GRANT. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth and in the applicable Certificate and the Plan, all or any part of an aggregate number of Shares of Stock shown on the Certificate. This option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) OPTION PRICE. The purchase price of the Stock subject to this option shall be the Option Price per share, as shown on the Certificate, which price is not less than the per share Fair Market Value as defined in the Plan of such Stock as of the Grant Date. The term "Option Price" as used in this Agreement refers to the purchase price of the Stock subject to option.

2. OPTION PERIOD. This option will be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 3 and the vesting and exercise provisions of paragraph 4. The Option Period



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


                        YEAR 2000 UNIONBANCAL CORPORATION
                              MANAGEMENT STOCK PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             NON-EMPLOYEE DIRECTORS


     shall commence on the Grant Date and except as provided in paragraph 3, shall end on the Terminal Date which shall be ten years from the Grant Date.

3. LIMITS ON OPTION PERIOD. The Option Period may end before the Terminal Date, as follows:

     (a) If Optionee ceases to be a Non-Employee Director of the Company or any of its Subsidiaries for any reason other than cause, retirement, death or disability (as each is defined in this section 3) during the Option Period, the Option Period shall terminate three (3) months after the date of such cessation of Board service or on the Terminal Date, whichever shall first occur, and Optionee may exercise the option only to the extent exercisable under paragraph 4 on the date of Optionee's cessation of Board service.

     (b) If Optionee retires as prescribed by the Board of Directors of the Company or a Subsidiary, the Option Period shall end three (3) years after such retirement or on the Terminal Date, whichever shall first occur, and Optionee may exercise the entire unexercised portion of this option (or any lesser amount).

     (c) If Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) while a Non-Employee Director of the Company or its Subsidiary, the Option Period shall end one year after such termination of Board service or on the Terminal Date, whichever shall first occur, and Optionee (or Optionee's executor, administrator, trustee or the person or persons to whom Optionee's rights under this option shall pass by will or the applicable laws of descent and distribution) may exercise the entire unexercised portion of this option (or any lesser amount).

     (d) If Optionee's Board service with the Company or a Subsidiary terminates for cause during the Option Period, the Option Period shall terminate on the date of such termination of Board service and shall not thereafter be exercisable to any extent. Optionee's Board service shall be terminated "for cause" if it is because of:

               (i) theft or embezzlement by Optionee from, or common law fraud committed by Optionee against, the Company or its Subsidiaries;

               (ii)   conviction  of  Optionee  of  a  felony   involving  moral
                      turpitude;

               (iii)  material  breach by Optionee of any  obligation  he or she
                      may  have  as  a   director   of  the   Company   (or  its
                      Subsidiaries)  with respect to


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                        YEAR 2000 UNIONBANCAL CORPORATION
                              MANAGEMENT STOCK PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             NON-EMPLOYEE DIRECTORS


                      confidential  information,   unfair  competition,  or  the
                      ownership of intellectual property; or

               (iv) material breach by Optionee of any other obligation he or she may have as a director of the Company or its Subsidiaries.

4. VESTING AND RIGHT TO EXERCISE OPTIONS. The shares covered by this option shall be fully vested and immediately exercisable as of the option Grant Date. Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Terminal Date. No partial exercise of this option may be for less than 5 percent (5%) of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares.

5. METHOD OF EXERCISE. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

     (a) By giving the Company or its designated representative written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of: (i) cash; a certified check, bank draft, postal or express money order payable to the order of the Company in lawful money of the United States; (ii) by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Common Stock; (iii) Common Stock; or (iv) in any combination of the foregoing.

     (b) In the event that the shares are subject to any obligations or restrictions, the Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other shareholders of the Company are subject at the time of such exercise.

     (c) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by the Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to
          (i) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter


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                        YEAR 2000 UNIONBANCAL CORPORATION
                              MANAGEMENT STOCK PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             NON-EMPLOYEE DIRECTORS


          be filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and (ii) any other sale of such shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

          As soon as practicable after receipt of the notice required in paragraph 5(a) and satisfaction of the conditions set forth in paragraphs 5(b) and 5(c), if applicable, the Company or its designated representative shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 400 California Street, San Francisco, California, attention of the Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

6. CORPORATE TRANSACTIONS. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2 percent) or other change in the corporate structure of the Company, the Board and the Committee shall make appropriate adjustments in order to preserve, but not to increase, the benefit to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this paragraph 6 as a consequence of a change in the corporate structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option. If the Company is not the surviving corporation in any merger, consolidation, reorganization, dissolution, liquidation, or similar event, Optionee shall have the right to exercise this option for a reasonable period of time prior to such event without regard to the vesting provisions of paragraph 4, and every option outstanding at the close of such event shall terminate. Notwithstanding the preceding sentence, if the agreement governing the merger, consolidation or other transaction provides that the option shall be assumed by the surviving corporation or exchanged for an option in the surviving corporation, the Optionee's right to exercise this option shall continue to be governed by the provisions of paragraphs 3 and 4.


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


                        YEAR 2000 UNIONBANCAL CORPORATION
                              MANAGEMENT STOCK PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             NON-EMPLOYEE DIRECTORS


7. LIMITATIONS ON TRANSFER. In general, this option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee except as provided by law, or with the consent of the Company, or by will or the laws of descent and distribution; provided, however, that the option may be transferred to a trust established by the Optionee for the primary benefit of the Optionee and Optionee's spouse, if married, provided that the trust is revocable during the lifetime of the Optionee and that the trustee on behalf of the trust agrees in writing to be bound by the terms and conditions of this Agreement. In the event of any attempt by Optionee or the Optionee's transferee to gift, transfer, alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

8. NO SHAREHOLDER RIGHTS. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

9. NO EFFECT ON OTHER PLANS. In the year in which Optionee exercises an option or disposes of his or her interest in shares of Stock acquired under an option, benefits received under this Plan shall not affect participation in, or the computation of benefits under any other benefit plan of the Company or its Subsidiaries.

10. NOTICE. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

     Company: Executive Vice President and Director of Human Resources UnionBanCal Corporation
                 400 California Street, 10th Floor
                 San Francisco, CA  94104

     Optionee:   At Optionee's address in the Company's files,  or to such other address as Optionee may specify in writing to the Company.

      Plan Administrator:   Smith Barney Stock Plan Services
                            333 West 34th Street, 9th Floor


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                        YEAR 2000 UNIONBANCAL CORPORATION
                              MANAGEMENT STOCK PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             NON-EMPLOYEE DIRECTORS


                            New York, NY  10001
                            WWW.ASTSTOCKPLAN.COM

     Any party may designate another address for receipt of notices so long as notice is given in accordance with this paragraph.

11.  COMMITTEE   DECISIONS   CONCLUSIVE.   All  decisions,   determinations  and
     interpretations of the Committee upon any question arising under the Plan or under this Agreement shall be conclusive and binding on all parties.

12. MANDATORY ARBITRATION. Any dispute arising out of or relating to this Agreement or the Certificate, including its meaning or interpretation, shall be resolved solely by arbitration before an arbitrator selected in accordance with the rules of the American Arbitration Association. The location for the arbitration shall be in San Francisco, Los Angeles or San Diego as selected by the Company in good faith. Judgment on the award rendered may be entered in any court having jurisdiction. The party the arbitrator determines is the prevailing party shall be entitled to have the other party pay the expenses of the prevailing party, and in this regard the arbitrator shall have the power to award recovery to such prevailing party of all costs and fees (including attorneys fees and a reasonable allocation for the costs of the Company's in-house counsel), administrative fees, arbitrator's fees and court costs, all as determined by the arbitrator. Absent such award of the arbitrator, each party shall pay an equal share of the arbitrator's fees. All statutes of limitation which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. The provisions of this paragraph are intended by Optionee and the Company to be exclusive for all purposes and applicable to any and all disputes arising out of or relating to this Agreement and the Certificate. The arbitrator who hears and decides any dispute shall have jurisdiction and authority only to award compensatory damages to make whole a person or entity sustaining foreseeable economic damages, and shall not have jurisdiction and authority to make any other award of any type, including without limitation, punitive damages, unforeseeable economic damages, damages for pain, suffering or emotional distress, or any other kind or form of damages. The remedy, if any, awarded by the arbitrator shall be the sole and exclusive remedy for any dispute which is subject to arbitration under this paragraph.

13. SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's transferee or executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution. Nothing contained in the Plan or this Agreement shall be



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                        YEAR 2000 UNIONBANCAL CORPORATION
                              MANAGEMENT STOCK PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             NON-EMPLOYEE DIRECTORS


     interpreted as imposing any liability on the Company or the Committee in favor of any Optionee or transferee of options with respect to any loss, cost or expense which such Optionee or transferee may incur in connection with, or arising out of any transaction involving any options granted hereunder.

14. INTEGRATION. The terms of the Plan, this Agreement and the Certificate are intended by the Company and Optionee to be the final expression of their contract with respect to the options and other amounts received hereunder and may not be contradicted by evidence of any prior or contemporaneous agreement. The Company and Optionee further intend that the Plan, this Agreement and the Certificate shall constitute the complete and exclusive statement of their terms and that no extrinsic evidence whatsoever may be introduced in any arbitration, judicial, administrative or other legal proceeding involving the Plan, this Agreement or the Certificate. Accordingly, the Plan, this Agreement and the Certificate contain the entire understanding between the parties and supersede all prior oral, written and implied agreements, understandings, commitments and practices among the parties. In the event of any conflict among the provisions of the Plan document, this Agreement and the Certificate, the Plan document shall prevail. The Company and Optionee shall have the right to amend this Agreement in writing as they mutually agree.

15. WAIVERS. Any failure to enforce any terms or conditions of the Plan, this Agreement or the Certificate by the Company or Optionee shall not be deemed a waiver of that term or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

16. SEVERABILITY OF PROVISIONS. If any provision of the Plan, this Agreement or the Certificate shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision thereof; and the Plan, this Agreement and the Certificate shall be construed and enforced as if none of them included such provision.

17. CALIFORNIA LAW. The Plan, this Agreement and the Certificate shall be construed and enforced according to the laws of the State of California to the extent not preempted by the federal laws of the United States of America. In the event of any arbitration proceedings, actions at law or suits in equity in relation to the Plan, this Agreement or the Certificate, the prevailing party in such proceeding, action or suit shall receive from the losing party its attorneys' fees and all other costs and expenses of such proceeding, action or suit.




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                        YEAR 2000 UNIONBANCAL CORPORATION
                              MANAGEMENT STOCK PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             NON-EMPLOYEE DIRECTORS



By accepting the Option Grant on the Smith Barney Stock Plan Services website, the Participant accepts the terms of the Management Stock Plan and this Non-Qualified Stock Option Agreement. The Participant also hereby acknowledges receipt of a copy of the Prospectus and the Year 2000 UnionBanCal Corporation Management Stock Plan, effective January 1, 2000.


                             UNIONBANCAL CORPORATION


                    By           /S/ PAUL FEARER
                      -----------------------------------------
                        Paul Fearer, Executive Vice President






















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